UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 13, 2005

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01    REGULATION FD DISCLOSURE

     On January 13, 2005, iPayment Inc. ("iPayment") issued a press release announcing that Judge Vincent Zurzolo of the United States Bankruptcy Court for the Central District of California granted iPayment's motion for summary judgment, thereby dismissing all the claims in the first amended complaint filed by the Trustee for the Estate of ITSV, Inc. against iPayment.

     A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.


Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is furnished as part of this report to the extent described in Item 7.01.

Exhibit Number     Description of Exhibits
--------------     -----------------------
99.1               Press release of iPayment, Inc. dated January 13, 2005.






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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IPAYMENT, INC.

                                   By: /s/ Clay M. Whitson
                                   ---------------------------------------------
                                   Name:   Clay M. Whitson
                                   Title:  Director and Chief Financial Officer



Dated: January 13, 2005




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